PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

Supplement dated October 23, 2023,
to
Prospectuses dated May 1, 2023
for
VUL Protector® Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

Effective December 11, 2023, the AST Advanced Strategies Portfolio will have new subadvisory arrangements and will restate its expenses. The row for AST Advanced Strategies Portfolio in the APPENDIX A: Funds Available Under the Contract will be replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Balanced	AST Advanced Strategies Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / PGIM Quantitative Solutions LLC; Jennison Associates LLC; J.P. Morgan Investment Management, Inc.; LSV Asset Management; PGIM Fixed Income; PGIM Real Estate	0.90%^	(16.62)%	3.79%	6.52%
^The Fund’s annual current expense reflects temporary fee reductions.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP206
VULP